UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

THE TORO COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8649	41-0580470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of Principal Executive Offices)		(Zip Code)

(952) 888-8801

Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2— Financial Information

Item 2.01Completion of Acquisition or Disposition of Assets.

On April 1, 2019, The Toro Company, a Delaware corporation (“Toro”), completed its previously announced acquisition (the “Acquisition”) of The Charles Machine Works, Inc., an Oklahoma corporation (“CMW”). CMW is a privately held company with a portfolio of products primarily used for underground construction purposes.

Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 14, 2019, among Toro, Helix Company, Inc., an Oklahoma corporation and wholly-owned subsidiary of Toro (“Merger Sub”), CMW, and Agent 186 LLC, an Oklahoma limited liability company, solely in its capacity as a Shareholders’ Agent thereunder, Merger Sub merged with and into CMW, with CMW continuing as the surviving entity and a wholly-owned subsidiary of Toro (the “Merger”). Toro is paying the purchase price of $700 million (subject to certain working capital, net debt, and other adjustments) using a combination of proceeds from the Term Loan Credit Agreement (as defined below) and Revolving Credit Agreement (as defined below).

The Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed by Toro with the Securities and Exchange Commission (the “SEC”) on February 15, 2019, and is incorporated herein by reference, and the foregoing description of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Toro in its reports filed with the SEC. In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Toro or CMW. The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather for purposes of allocating risk between each party. As is customary, the assertions embodied in the representations and warranties are qualified by schedules and other disclosures made by each party. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Shareholders of Toro are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of Toro or CMW.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on March 19, 2019, Toro entered into a term loan credit agreement (the “Term Loan Credit Agreement”) with certain lenders, Bank of America, N.A., as administrative agent, and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as syndication agents. The Term Loan Credit Agreement provides for an aggregate credit commitment of up to $500 million to Toro, consisting of a three-year unsecured term loan credit facility up to an aggregate principal amount of $200 million and a five-year unsecured term loan credit facility up to an aggregate principal amount of $300 million. On April 1, 2019, Toro borrowed the full $500 million of available borrowings under the Term Loan Credit Agreement in order to fund a portion of the purchase price for the Acquisition. In addition, on April 1, 2019, Toro borrowed $200 million of available borrowings under its revolving credit agreement (the “Revolving Credit Agreement”) dated as of June 19, 2018, with certain lenders, Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer, and Wells Fargo Bank, National Association, as syndication agent, in order to fund a portion of the purchase price for the Acquisition.

A description of the Term Loan Credit Agreement is set forth in Item 1.01 of Toro’s Current Report on Form 8-K filed on March 20, 2019, which description is incorporated herein by reference. The Term Loan Credit Agreement was filed as Exhibit 10.1 to such 8-K and is incorporated herein by reference. A description of the Revolving Credit Agreement is set forth in Item 1.01 of Toro’s Current Report on Form 8-K filed on June 19, 2018, which description is incorporated herein by reference. The Revolving Credit Agreement was filed as Exhibit 10.1 to such 8-K and is incorporated herein by reference.

Section 7—Regulation FD

Item 7.01Regulation FD Disclosure.

On April 1, 2019, Toro announced the completion of the Acquisition described in Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Toro under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired

Toro intends to file the historical financial statements required by this Item 9.01(a) as an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b)Pro Forma Financial Information

Toro intends to file the pro forma financial information required by this Item 9.01(b) as an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of February 14, 2019 among The Toro Company, Helix Company, Inc., The Charles Machine Works, Inc. and Agent 186 LLC, as Shareholders’ Agent (incorporated by reference to Exhibit 2.1 of Toro’s Current Report on Form 8-K as filed with the SEC on February 15, 2019).

10.1

Term Loan Credit Agreement dated as of March 19, 2019, by and among The Toro Company, as Borrower, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Syndication Agents (incorporated by reference to Exhibit 10.1 of Toro’s Current Report on Form 8-K as filed with the SEC on March 20, 2019).

10.2

Credit Agreement dated as of June 19, 2018 among The Toro Company, Toro Luxembourg S. a. r. l. and certain subsidiaries, as Borrowers, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and Letter of Credit Issuer, and Wells Fargo Bank, National Association, as Syndication Agent (incorporated by reference to Exhibit 10.1 of Toro’s Current Report on Form 8-K as filed with the SEC on June 19, 2018).

99.1	Press Release dated April 1, 2019 issued by The Toro Company (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: April 1, 2019	By:	/s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

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